UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

UNITED STATES ANTIMONY CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
N/A
(2)	Aggregate number of securities to which transactions applies:
N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
N/A
(4)	Proposed maximum aggregate value of transaction:
N/A
(5)	Total fee paid:
N/A
[ ]	Fee paid previously with preliminary materials:
N/A
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
N/A
(2)	Form, Schedule or Registration Statement No.:
N/A
(3)	Filing Party:
N/A
(4)	Date Filed:
N/A

UNITED STATES ANTIMONY CORPORATION P.O. Box 643, Thompson Falls, Montana 59873 December 7, 2020

Dear Shareholder:

You are cordially invited to attend the 2019 annual meeting of shareholders of United States Antimony Corporation on the 30th day, December, 2020, at 10:00 a.m., local time.  The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the Annual Meeting by visiting [●].1

The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting.

During the meeting, we will also report on our operations.  Directors and officers of United States Antimony Corporation will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented, whether or not you attend the annual meeting and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to promptly vote.  You may vote your shares by completing and mailing the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously submitted your proxy. The accompanying proxy information provides instructions for submitting your vote online.

We look forward to seeing you at the meeting.

Sincerely,

John Gustavsen
Interim Chief Executive Officer

1 NTD: SR conference line to be added.

UNITED STATES ANTIMONY CORPORATION
___________________________

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS
___________________________________

To the Shareholders of United States Antimony Corporation:

The 2019 Annual Meeting of Shareholders of United States Antimony Corporation (“USAC” or the “Company”) will be on December 30, 2020 at 10:00 a.m., local time. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the Annual Meeting by visiting [●].2

We are holding the Annual Meeting for the following purposes:, which are more fully described in the proxy statement accompanying this Notice:

1.
To elect each of the four directors named in the Proxy Statement for a term of one year.

2.
To ratify the appointment of DeCoria, Maichel & Teague P.S. as USAC’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

3.
Adoption of the Second Amended and Restated Articles of Incorporation of the Company;

4.
To transact any other business that properly comes before the meeting.

Only shareholders of record at the close of business on November 27, 2020, or the Record Date, will be entitled to notice of, and to vote at, the annual meeting. A list of shareholders as of the Record Date, will be available at the annual meeting for inspection by any shareholder. Shareholders will need to register at the annual meeting to attend the annual meeting. If your shares of common stock or preferred stock are not registered in your name, you will need to bring proof of your ownership of those shares to the annual meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares of common or preferred stock to provide you with a valid proxy card to permit you to vote at the annual meeting. Please bring that documentation with you to the annual meeting.

Your vote is very important. Whether or not you expect to attend [in person], we urge you to vote your shares at your earliest convenience. Promptly voting your shares by signing, dating, and returning the enclosed proxy card will ensure the presence of a quorum at the meeting. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Retention of the proxy is not necessary for admission to or identification at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the annual meeting to be held on December 30, 2020. The proxy statement and 2019 Annual Report on Form 10-K are available at http://www.usantimony.com.

By Order of the Board of Directors

John Gustavsen
Interim Chief Executive Officer

December 7, 2020

2 NTD: Additional information to be added once teleconference line is set-up.

PROXY STATEMENT
OF
UNITED STATES ANTIMONY CORPORATION

47 Cox Gulch, P.O. Box 643
Thompson Falls, Montana 59873
(406) 827-3523
___________________________

2019 ANNUAL MEETING OF SHAREHOLDERS
December 7, 2020
___________________________

The Board of Directors of United States Antimony Corporation (“USAC” or the “Company”) is using this Proxy Statement to solicit proxies from our shareholders for use at the 2019 annual meeting of shareholders.
___________________________

INFORMATION ABOUT THE 2019 ANNUAL MEETING
___________________________

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:       December 30, 2020

Time:      10:00 a.m., local time

Place:      [●].3

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals (“Proposals”):

Proposal 1.
To elect four named directors each to serve for a one-year term.
Proposal 2.
To ratify the selection of DeCoria, Maichel & Teague P.S. as our independent auditor for 2019.
Proposal 3:
To adopt the Second Amended and Restated Articles of Incorporation of the Company;

We also will transact any other business that may properly come before the annual meeting. As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Proxy Materials

This Proxy Statement is highly confidential and Shareholders are urged not to disclose its contents to third parties, except for consultation purposes in connection with the casting of votes on the Proposals set forth herein.
We are first mailing this Proxy Statement and its accompanying materials and the form of proxy to our shareholders on or about December 7, 2020. The following documents are included with this Proxy Statement:
1. Notice of Special Meeting of Shareholders;
2. A Proxy Designation attached hereto (the “Proxy”); and
4. A copy of the Second Amended and Restated Articles of Incorporation attached hereto (the “Restated Articles”).

3 NTD: Additional information to be added once teleconference line is set-up.

Who is Entitled to Vote?

We have fixed the close of business on November 27, 2020 as the Record Date for shareholders entitled to notice of, and to vote at, our annual meeting. Only holders of record of USAC’s common stock and preferred stock on that date are entitled to notice of, and to vote at, the annual meeting. You are entitled to one vote for each share of USAC common stock and each share of Series C preferred stock you own. Each holder of shares of Series D preferred stock is entitled to such number of votes as shall be equal to the whole number of shares of common stock into which such holders aggregate number of shares of Series D Preferred Stock are convertible immediately after the close of business on the Record Date.

On the Record Date, the following shares were outstanding and entitled to vote at the annual meeting: (1) 75,740,259 shares of common stock, (2) 177,904 shares of Series C preferred stock, and (3) 1,751,005 shares of Series D preferred stock. There are no issued or outstanding shares of the Company’s Series A preferred stock and the Company’s Series B preferred stock does not have voting rights.

The Common Stock and Preferred Stock are sometimes collectively referred to in this Proxy Statement as the “Capital Stock.”

How Do I Vote at the Annual Meeting?

You have several voting options. You may vote by:

●
Completing your proxy card over the internet at the following website: http://www.iproxydirect.com/UAMY;

●
Faxing your proxy card to Issuer Direct at 202-521-3464, Attention: Proxy Services;

●
Emailing your proxy card to Issuer Direct at proxy@issuerdirect.com;

●
Downloading or requesting a proxy card (as detailed below), signing your proxy and mailing it to the attention of Alicia Hill, Secretary, at P.O. Box 643, Thompson Falls, Montana 59873;

●
Signing and faxing your proxy card to our Secretary for proxy voting to 406-827-3543; or

●
Attending the annual meeting and voting in person.

Proxies are solicited to provide all shareholders of record on the Record Date with an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a shareholder of record if your shares of USAC common stock and/or preferred stock are held in your name. If you are a beneficial owner of USAC common stock or preferred stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of USAC common stock and preferred stock can only be voted if the shareholder is present in person or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting if you are a shareholder of record.

Shares of USAC common stock and preferred stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of our four named director nominees and "FOR" ratification of the selection of DeCoria, Maichel & Teague P.S. as our independent auditor for 2019 and “FOR” the adoption of the Second Amended and Restated Articles of Incorporation. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse, and some in trust for your children. In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.”

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of common stock or preferred stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of USAC common stock and preferred stock entitled to vote at the annual meeting as of the Record Date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 60 days or more. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of a plurality of outstanding shares entitled to vote which are present in person or by proxy at the annual meeting. Pursuant to our Bylaws and Montana law, shareholders are permitted to cumulate their votes for the election of directors. Under cumulative voting, each holder of voting stock has a number of votes that is equal to the number of shares of voting stock he or she owns multiplied by the number of directors to be elected. The holder may cast all of those votes for one nominee or distribute them among all or less than all of the nominees as the shareholder sees fit. Since four directors are to be elected at the meeting, the total votes which may be cast in the election of directors is calculated as follows:

Number of shares of voting stock owned by you [___] x 4 (number of directors to be elected) = total votes. Shareholders may allocate their votes among the four nominees described below. Votes may be cast for or withheld from each nominee.

Vote Required to Approve Proposal 2: Ratification of the Selection of the Independent Auditor

Ratification of the selection of DeCoria, Maichel & Teague P.S. as our independent auditor for the fiscal year ending December 31, 2019 requires the affirmative vote of a majority of the outstanding shares entitled to vote which are present in person or by proxy at the annual meeting. Abstentions will have the same effect as a vote against the proposal.

Vote Required to Approve Proposal 3: Adoption of the Amended Articles

With respect to the adoption and approval of the Restated Articles, pursuant to Montana Law and the Company’s Restated Articles of Incorporation (the “Current Articles”) the following approval is required:

● approval of the holders of a majority of the Common Stock and Preferred Stock voting together as a single class on an as-converted basis; and

● approval of the holders of a majority of the shares of Series C Preferred Stock, voting as a separate class.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

   ●
submitting a new proxy with a later date;

   ●
notifying the Secretary of USAC in writing before the annual meeting that you have revoked your proxy; or

   ●
voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in “street name,” you must bring a validly executed proxy from the nominee (i.e., your broker) indicating that you have the right to vote your shares.

How can I obtain a copy of the 2019 Annual Report on Form 10-K?

The Company’s 2019 Annual Report on Form 10-K, including financial statements, is available on the internet with this Proxy Statement at http://www.usantimony.com. The Form is also available through the SEC’s website at http://www.sec.gov.

At the written request of any shareholder who owns shares on the Record Date, the Company will provide to such shareholder, without charge, a paper copy of the Company’s 2019 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

If requested, the Company will provide copies of the exhibits for a reasonable fee.

___________________________

PROPOSAL 1 – ELECTION OF DIRECTORS
___________________________

What is the current compensation of the Board?

Our Board of Directors currently consists of five members.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next annual meeting.

Who is standing for election this year?

The Board of Directors has nominated the following five current Board Members for election at the 2019 annual meeting, to hold office until the 2020 annual meeting:

●
Hartmut W. Baitis

●
Russell C. Lawrence

●
Craig W. Thomas

●
Blaise Aguirre, MD

What if a nominee is unable or unwilling to serve?

All of our nominees currently serve as USAC directors. Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

How are nominees elected?

Directors are elected by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of a plurality of outstanding shares entitled to vote which are present in person or by proxy at the annual meeting. Pursuant to our Bylaws and Montana law, shareholders are permitted to cumulate their votes for the election of directors.

Board Recommendation

The Board recommends a vote FOR each of the four named nominees.

  ___________________________

INFORMATION ON THE BOARD OF DIRECTORS
___________________________

The following table sets forth certain information with respect to our directors who are named in this Proxy Statement. The term for each director expires at our next annual meeting or until his or her successor is appointed and qualified. The ages of the directors are shown as of December 31, 2019.

Name	Age	Affiliation	Expiration of Term

Hartmut W. Baitis	70	Director	2020 annual meeting

Russell C. Lawrence	51	Director	2020 annual meeting

Craig W. Thomas	45	Director	2020 annual meeting

Blaise Aguirre, MD	56	Director	2020 annual meeting

Set forth below is the present principal occupation and other business experience during the last five years of each of the four nominees for election.

Hartmut W. Baitis. Mr. Baitis, who joined the Board in 2011, has more than 35 years of experience as an exploration geologist in the U.S., Canada, Central America and Mexico. He is experienced in numerous geologic environments and terrains, and has been involved in all phases of exploration, ranging from field geologist, consultant, management and acquisition team director. He has a B.S. and a Ph.D. in Geology from the University of Oregon.

Russell C. Lawrence.  Mr. Lawrence, who joined the Board in 2007, has experience in applied physics, mining, refining, excavation, electricity, electronics, and building contracting.  He graduated from the University of Idaho with a degree in physics in 1994 and worked for the Physics Department at the University of Idaho for a period of 10 years. He has also worked as a building contractor and for USAC at the smelter and laboratory at Thompson Falls, for USAMSA in the construction and operation of the USAMSA smelter in Mexico, and for Antimonio de Mexico, S. A. de C. V. at the San Miguel Mine and the Cadereyta mill site in Mexico.

Craig W. Thomas. Mr. Thomas, who joined the Board in May 2016, is a professional investor with more than fifteen years of investing experience. Mr. Thomas is a professional investor with more than 20 years of investing experience, including as a Director of Research at S.A.C. Capital Advisors, a portfolio manager at CR Intrinsic Investors and S.A.C. Capital Advisors, and an analyst at Goff Moore Strategic Partners and Rainwater, Inc.  He is currently the co-founder of Shareholder Advocates for Value Enhancement (S.A.V.E.), which he founded in 2009, and manages various other investment partnerships. Prior to becoming a professional investor, Mr. Thomas was a consultant at The Boston Consulting Group. Mr. Thomas is a former director of Laureate Education, Inc. and Full House Resorts,Inc.  Mr. Thomas earned an A.B. from Stanford University and an M.B.A. from the Graduate School of Business at Stanford University. He is currently the co-founder of Shareholder Advocates for Value Enhancement and the managing member of various investment partnerships.  Mr. Thomas is currently a director of Full House Resorts, Inc. Mr. Thomas earned an A.B. from Stanford University and an M.B.A. from the Graduate School of Business at Stanford University.

Blaise Aguirre, MD. Dr. Aguirre, who joined the Board in August 2019, is an Assistant Professor of Psychiatry at Harvard Medical School, and is the founding Medical Director of 3East at McLean Hospital in Belmont, Massachusetts. In 2011, he was elected to the Board of Directors at Investors Capital Holdings, Ltd, and remained on the Board until it was sold to RCS Capital Corporation. In addition, Dr. Aguirre sits on the boards of various privately held companies. He has developed and maintained relationships with institutional money managers, venture capitalists, angel investors and has developed expertise as a small cap stock analyst as a broker with series 7 and 63 securities licenses. He received his Medical Doctor’s degree in 1989 from the University of Witwatersrand, Johannesburg, South Africa, and performed his residency at Boston University School of Medicine from 1991 to 1994.

Family Relationships

None.

Other Directorships

Other than Mr. Thomas, who is a director of Full House Resorts, Inc., no other director of the Company is a director of an issuer with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended, or the Exchange Act, or which otherwise is required to file periodic reports under the Exchange Act.

Legal Proceedings

The Company is not aware of any material legal proceedings to which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than five percent of common stock of the Company, or any associate of any director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company is not aware of any of its directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.
___________________________

CORPORATE GOVERNANCE
___________________________

Board of Directors

The Board of Directors conducts its business through Board meetings and through its committees. The current Board is composed of six directors.

Director Independence

We have five directors as of the Record Date, including four independent directors as follows:

●
Hartmut W. Baitis

●
Jeffrey D. Wright

●
Craig W. Thomas

●
Blaise Aguirre, MD

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under Section 803A of the NYSE American Company Guide.

Meetings of the Board and Board Member Attendance at Annual Meeting

During the year ended December 31, 2019, the Board of Directors held four (4) regular meetings. Each incumbent director, attended all of the meetings of the Board in 2019 and meetings of committees on which such person served during this period.

Board members are not required to attend the annual meeting of shareholders.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Alicia Hill, Corporate Secretary, at United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. Our Secretary will forward communications directly to the appropriate Board member(s). If the correspondence is not addressed to a particular member, the communication will be forwarded to at least one Board member in order to bring the matter to the attention of the full Board. Our Secretary will review all communications before forwarding them to the appropriate Board member(s).

Committees and Committee Charters

The Board of Directors has the following standing committees: Executive Committee, Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. The Audit Committee was established in December 2011, and the Compensation and Corporate Governance and Nominating Committees were established in 2012.

Executive Committee

In 2019, the Executive Committee consisted of two members, John C. Lawrence and Gary D. Babbitt. During 2019, the Executive Committee met one (1) time. Mr. Babbitt resigned from the Board in March 2019 due to health reasons, and the Executive Committee currently consists of John C. Lawrence and Hartmut W. Baitis.

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the requirements of the NYSE American. Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. During 2019, our Audit Committee was composed of the following four (4) directors each of whom, in the opinion of the Board, was independent (in accordance with Rule 10A-3 of the Exchange Act and the requirements of Section 803A of the NYSE American Company Guide) and financially literate (pursuant to the requirements of Section 803B of the NYSE American Company Guide): Gary D. Babbitt (Chairman), Whitney H. Ferer, Jeffrey D. Wright and Craig W. Thomas. Mr. Thomas satisfies the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and meets the requirements for financial sophistication under the requirements of Section 803B of the NYSE American Company Guide. Each of Mr. Babbitt and Mr. Ferer resigned from the Board in March 2019 due to health reasons, and the Audit Committee currently consists of Craig W. Thomas (Chairman), Jeffrey D. Wright and Blaise Aguirre.

Our Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our Audit Committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosures contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. Our Audit Committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended December 31, 2019, the Audit Committee met four (4) times. A copy of the Audit Committee charter is available on our website at www.usantimony.com.

Audit Committee Report

Our Audit Committee oversees our financial reporting process on behalf of the Board. During 2019, the Committee had four (4) members, each of whom was “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE American. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing (1) the integrity of our financial reporting and internal control, (2) the independence and performance of our independent auditors, and (3) providing an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the 2019 financial statements, the Committee reviewed the 2019 audited financial statements, which appear in the 2019 Annual Report on Form 10-K, with management and our independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114—the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence, as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2019. The Committee and the Board have also recommended the selection of DeCoria, Maichel and Teague P.S. as independent auditors for the Company for the fiscal year 2019.

Submitted by the 2019 Audit Committee Members

●
Jeffrey D Wright (Chairman)
●
Craig W. Thomas
●
Blaise Aguirre

Compensation Committee

During 2019, we had a Compensation Committee composed of the following four (4) directors, each of whom, in the opinion of our Board of Directors, was independent (under Section 803A of the NYSE MKT Company Guide): Gary D. Babbitt (Chairman), Hartmut W. Baitis, Whitney H. Ferer and Jeffrey D. Wright. Messrs. Babbitt and Ferer each resigned from the Board in March 2019, and the Compensation Committee currently consists of Craig W. Thomas (Chairman), Hartmut W. Baitis and Jeffrey D. Wright.

We have a Compensation Committee charter that complies with the requirements of the NYSE American. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation; however, our Compensation Committee does consult with our Chief Executive Officer in determining and recommending the compensation of directors and other executive officers.

In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and proposes awards of stock options, if any. The Compensation Committee has determined that the Company’s compensation policies and practices for its employees generally, not just executive officers, are not reasonably likely to have a material adverse effect on the Company.

The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation. Due to budgetary constraints, neither the Company nor the Compensation Committee has engaged the services of an external compensation consultant.

During the fiscal year ended December 31, 2019, the Compensation Committee met two (2) times. A copy of the Compensation Committee charter is available on our website at www.usantimony.com.

Corporate Governance and Nominating Committee

During 2019, we had a Corporate Governance and Nominating Committee composed of the following three (3) directors, each of whom, in the opinion of our Board of Directors, was independent (under Section 803A of the NYSE American Company Guide): Gary D. Babbitt (Chairman), Hartmut W. Baitis and Whitney H. Ferer. Messrs. Babbitt and Ferer each resigned from the Board in March 2019 due to health reasons, and the Corporate Governance and Nominating Committee currently consists of Jeffrey D. Wright (Chairman), Hartmut W. Baitis and Craig W. Thomas. The charter of the Corporate Governance and Nominating Committee charter complies with the requirements of the NYSE American.

Our Corporate Governance and Nominating Committee is responsible for developing our approach to corporate governance issues. The Committee evaluates the qualifications of potential candidates for director positions and recommends to the Board nominees for election at the next annual meeting or any special meeting of shareholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has adopted a Director Nominating Process and Policy which sets forth the criteria the Board will assess in connection with the consideration of a candidate, including the candidate’s integrity, reputation, judgment, knowledge, independence, experience, accomplishments, commitment and skills, all in the context of an assessment of the perceived needs of the Board at that time. A copy of the Director Nominating Process and Policy is available on our website at www.usantimony.com.

We do not have a formal policy regarding diversity in the selection of nominees for directors. The Corporate Governance and Nominating Committee does, however, consider diversity as part of its overall selection strategy. In considering diversity of the Board as a criteria for selecting nominees, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, personal and professional skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts. The Corporate Governance and Nominating Committee believes that this conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee will assess the effectiveness of this approach as part of its annual review of its charter.

The Committee will consider recommendations for director nominees made by shareholders and others if these individuals meet the criteria set forth in the Director Nominating Process and Policy. For consideration by the Committee, the nominating shareholder or other person must provide the Corporate Secretary’s Office with information about the nominee, including a detailed background of the suggested candidate that will demonstrate how the individual meets our director nomination criteria. If a candidate proposed by a shareholder meets the criteria, the individual will be considered on the same basis as other candidates. No shareholder or shareholders holding 5% or more of our outstanding stock, either individually or in aggregate, has recommended a nominee for election to the Board.

All of the four nominees included on the proxy card accompanying this proxy statement were nominated by the Corporate Governance and Nominating Committee and were recommended by our current Board.

During the fiscal year ended December 31, 2019, the Corporate Governance and Nominating Committee met one (1) time. A copy of the Corporate Governance and Nominating Committee charter is available on our website at www.usantimony.com.

Board Leadership Structure

The Board has reviewed our current Board leadership structure in light of the composition of the Board, our size, the nature of our business, the regulatory framework under which we operate, our shareholder base, our peer group and other relevant factors. Considering these factors we have determined not to have a separate Chief Executive Officer and Chairman of the Board, and to have John C. Lawrence fill both roles. We have determined that this structure is currently the most appropriate Board leadership structure for us. The Board noted the following factors in reaching its determination:

●
The Board acts efficiently and effectively under its current structure.

●
A structure of a combined Chief Executive Officer and Chairman of the Board is in the best position to be aware of major issues facing us on a day-to-day and long-term basis, and is in the best position to identify key risks and developments facing us to be brought to the Board’s attention.

●
This structure eliminates the potential for confusion and duplication of efforts, including among employees.

●
 Companies within our peer group utilize similar Board structures.

We do not have a lead independent director. Given the size of the Board, the Board believes that the presence of four independent directors out of the six directors on the Board in 2019, with independent directors sitting on the Board’s committees, is sufficient independent oversight of the Chairman and Chief Executive Officer. The independent directors work well together in the current structure and the Board does not believe that selecting a lead independent director would add significant benefits to the Board oversight role.

The Board of Director’s Role in Risk Management Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company. Risk oversight begins with the Board and the Audit Committee. During 2019, the Audit Committee consisted of Mr. Babbitt (Chairman), and Messrs. Ferer, Wright and Thomas, each of whom was an independent director. In March 2019, each of Messrs. Babbitt and Ferer resigned due to health reasons, and the Audit Committee currently consists of Craig W. Thomas (Chairman), Jeffrey D. Wright and Blaise Aguirre.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of our financial reporting process and systems of internal control regarding finance and accounting, as well as our financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding our effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of our methods for identifying and managing risks.

Additionally, our Corporate Governance and Nominating Committee reviews the risks related to succession planning and the independence of the Board. The Compensation Committee reviews the risks related to our various compensation plans.

In the event that a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board facilitates proper risk oversight by the entire Board.

Based on a review of the nature of operations, we do not believe that any areas of the Company are incentivized to take excessive risks that would likely have a material adverse effect on our operations.

 ___________________________

DIRECTORS’ COMPENSATION
___________________________

Following is a summary of fees, cash payments, stock awards, and other reimbursements to Directors during the year ended December 31, 2019:

Directors Compensation

Name and Principal Position	Fees Earned or paid in Cash	Stock Awards	Total Fees, Awards, and Other Compensation
John C. Lawrence, Chairman		$25,000	$25,000
Gary D. Babbitt, Director	$18,000	$25,000	$43,000
Russell Lawrence, Director		$25,000	$25,000
Hartmut Baitis, Director		$25,000	$25,000
Whitney Ferer, Director		$25,000	$25,000
Jeffrey Wright, Director		$25,000	$25,000
Craig Thomas, Director		$25,000	$18,750
Totals	$18,000	$175,000	$193,000
___________________________

EXECUTIVE COMPENSATION4
___________________________

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual compensation for services to the Company for the years ended December 31, 2019, 2018 and 2017 paid by the Company to its executive officers.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Total
John C. Lawrence, President and Chief Executive Officer	2019	$141,000	N/A	$25,000	$166,000
	2018	$141,000	N/A	$25,000	$166,000
	2017	$141,000	N/A	$25,000	$166,000

John C. Gustavsen, Executive Vice President	2019	$100,000	N/A		$100,000
	2018	$100,000	N/A		$100,000
	2017	$100,000	N/A		$100,000

Russell C. Lawrence, Executive Director Latin America	2019	$110,000	N/A	$25,000	$135,000
	2018	$110,000	N/A	$25,000	$135,000
	2017	$110,000	N/A	$25,000	$135,000

1	These figures represent the fair values, as of the date of issuance, of the annual director's fee payable to John C. Lawrence and Russell C. Lawrence in the form of shares of USAC's common stock.

4 NTD: Company to confirm or to provide update information

Compensation for all executive officers, except for the President/CEO position, is recommended to the Compensation Committee of the Board of Directors by the President/CEO. The Compensation Committee makes the recommendation for the compensation of the President/CEO. The Compensation Committee has identified a peer group of mining companies to aid in reviewing the President’s compensation recommendations for executives, and for reviewing the compensation of the President/CEO. The full Board approves the compensation amounts recommended by the Compensation Committee. Currently, compensation for executive management includes only base salary and health insurance. The Company does not have annual performance-based salary increases, long-term performance-based cash incentives, deferred compensation, retirement benefits, or disability benefits.

Two executive officers, the President/CEO and the Executive Director of Latin America, receive restricted stock awards for their services as Board members.

Equity Compensation Awards

The following table sets forth information concerning the outstanding equity awards at December 31, 2019, held by our principal executive officer. There were not any other outstanding equity awards or plan based awards to officers or directors as of December 31, 2019.
Name	Number of Securities Underlying Unexercised Options		Outstanding Equity Awards at Fiscal Year End Number of Securities Underlying Unexercised Unearned Options	Average Exercise Price	Option Exercise Dates
	Exercisable	Unexercisable
	#	#

John C. Lawrence	250,000	0	0	$0.25	None
(Chairman of the Board Of
Directors and Chief Executive
Officer)

Compensation Committee Discussion and Analysis

This discussion and analysis provides you with an understanding of our executive compensation philosophy, plans and practices, and gives you the context for understanding and evaluating the more specific compensation information contained in the tables and related disclosures set forth above.

United States Antimony Corporation (“USAC” or the “Company”) mines and processes zeolite, antimony and precious metals. A wholly owned subsidiary, Bear River Zeolite, operates a zeolite mine and plant near Preston, Idaho. Wholly-owned subsidiaries in Mexico operate the Los Juarez antimony mine in the state of Queretaro, Mexico, a mill in Guanajuato, Mexico, an antimony smelter in Coahuila, Mexico, and mines in Guadalupe, Soyatal and Wadley. The Company’s headquarters, primary smelter and refinery are located in Thompson Falls, Montana.

In analyzing executive compensation, the committee recognized the hardship and risk which the CEO, John Lawrence, and the Executive Vice Presidents, John Gustavsen and Russell Lawrence, have faced and continue to endure in working in Mexico. Employment at the management level has been static from 2013 through 2019, both in the Company and in all of its subsidiaries.

Oversight of the Executive Compensation Program

Role of the Compensation Committee.

The Compensation Committee (“Committee”) reviews and oversees the Company’s compensation programs. The Committee recommends the compensation levels for management level officers. The Compensation Committee also makes recommendations to the Board concerning salary guidelines and reviews compensation matters concerning all other executive officer and director compensation, including salaries, bonuses, stock-based awards and grants, and the terms and conditions of employment contracts.

The Compensation Committee meets annually to consider recommendations to the Board. Typically, the CEO of the Company makes recommendations to the Committee concerning individual salary levels and other compensation for the executives based on his knowledge of the work requirements and their effort and success. The CEO does not make any recommendation concerning his own salary or compensation. The Compensation Committee balances the Company’s compensation levels with the present operational goals and objectives of the Company.

The Compensation Committee is currently comprised of Craig W. Thomas (Chairman), Hartmut W. Baitis and Jeffrey D. Wright. The Compensation Committee did not engage a compensation consultant in either the preparation or review of this report. The Board of Directors fixes director compensation based on the Committee’s recommendations.

Role of Executive Officers

The Chief Executive Officer makes recommendations to the Committee concerning executive officers’ total compensation.

At this time, the Company does not have a qualified or non-qualified stock plan.

The Committee reviews the executive officer recommendations for compensation and exercises its discretion in amending, accepting or modifying the recommendations for compensation.

Executive Compensation Principles

The following principles assist and guide the Committee in fulfilling its responsibilities as set forth in the Compensation Committee Charter and administration of the continuing executive compensation program:

●
Compensation should be transparent so that both the Company shareholders and executives understand the executive compensation program.

●
Compensation programs should correspond with the Company’s financial interest as well as the interests of shareholders.

●
Compensation should be flexible and rational in cyclical or volatile commodity markets.

●
Compensation should account for the inherent risks in certain geographical environments.

●
Compensation should be responsive to retaining qualified, high caliber executives and management.

Executive Management receives only a base salary and health insurance. The Company does not have annual performance-based salary plans, or long-term performance-based cash incentives, deferred compensation, retirement benefits or disability benefits. Russell Lawrence, and the Executive Director of Latin America, are Board members and receive compensation in the form of restricted Company common stock for serving on the Board.

The Committee recommends no change in Executive Management base salaries in 2020, and salaries have remained static from the 2016 levels, except for a decrease in the salary for the CFO. The remainder of executive salaries remain unchanged since 2016.

The Board of Directors rescinded the historical annual permitted grant of 26,000 shares of restricted common stock to the directors as of May 13, 2012. The directors’ new compensation was limited in the future not to exceed a value of $25,000 unless circumstances otherwise permit a different award. The Company does not have percentile projections, incentives or goals of compensation for any executive officers or directors of the Company. The Board of Directors will wait until 2020 to consider any changes in compensation for the 2020 calendar year.

Market Assessments

The Committee reviews market compensation levels for the Board of Directors and Executive compensation. At the present time the continuing development of the Mexican program requires that changes in base salary of the executives and compensation of directors will be carefully determined and on a case-by-case basis annually.

Personal Benefits for Executives

The Company does not have:

● Change in control agreements

● Supplemental compensation policies

● Employment contracts

● Separation or Severance Agreements

● Any other type of compensation arrangements

Board of Director Compensation Guidance

The following compensation guidance will continue until changed by the Board of Directors:

In August of 2012 the Board of Directors changed the maximum award of stock to the Directors to be not more than $25,000 per director in value unless circumstances otherwise permitted a different amount. All stock awards for John Lawrence and Russell Lawrence are included in this compensation report as part of executive salary to follow industry custom and to make the comparisons with the peer group more consistent, even though the stock was not delivered at that time.

Compensation of Independent Directors

The following table sets forth information concerning the compensation of the Company Directors for the fiscal year ended December 31, 2019. The table lists all compensation received by the independent directors. The stock received by executives who were also directors, John Lawrence and Russell Lawrence, was counted under executive compensation.

Director Compensation for 2019
	Fees Earned or Paid	Stock Awards(2)	All other Compensation	Total ($)
Gary Babbitt (1)	$18,000	$25,000	0	$43,000

Hartmut W. Baitis	0	$25,000	0	$25,000

Jeffrey D. Wright	0	$25,000	0	$25,000

Whitney H. Ferer	0	$25,000	0	$25,000

Craig W. Thomas	0	$25,000	0	$25,000

1.
During 2019, Gary Babbitt served as Chairman of the Audit, Compensation, and Corporate Governance and Nomination Committees. He also served in 2019 on the Executive Committee and was a board member and Secretary of USAMSA, the Company’s wholly owned Mexican subsidiary. Mr. Babbitt resigned from the Board in March 2019 due to health reasons. During 2019, Hartmut W. Baitis was a member of the Audit, Compensation, and Corporate Governance and Nomination Committees. During 2019, Whitney H. Ferer was a member of the Audit, Compensation, and Corporate Governance and Nomination Committees. During 2019, Jeffrey Wright was a member of the Audit and Compensation Committees. During 2018, Craig Thomas was a member of the Audit Committee

The directors will receive $25,000 or equivalent value in restricted Company common stock for 2019 and succeeding years until changed or circumstances otherwise permit a different award.

Committee Recommendations for the Company Officers in 2020

The Company does not have an executive director compensation program. The Company has a measured compensation approach consistent with its growth. Accordingly, compensation will be reviewed annually.

The Officers’ compensation rates for 2019 were as follows:

John C. Lawrence, CEO - $141,000

John C. Gustavsen, Exec. VP - $100,000

Russell Lawrence, Exec Dir Latin America - $110,000

Matt Keane, VP Marketing - $60,000

Dan Parks, CFO - $55,000

Alicia Hill - Treasurer and Controller - $50,000

The Committee recommends that the Executive Pay for 2019 continue in 2020 for John Gustavsen, Executive VP and Interim Chief Executive Officer, and Russell Lawrence, Executive Director. The Committee recommends that Dan Parks, CFO, remain CFO for a period of not less than two years from the date of the Annual Meeting for his present compensation plus the issuance of 200,000 common shares of USAC bearing a restrictive legend until the Compensation Committee confers with management in 2021 for any changes or circumstances that may require a change. The Committee recommends that the Chairmanship fees for the Audit, Compensation and Governance/Nomination Committees be accepted as set forth in this report and that the Director’s stock fees shall remain without change in 2019 and 2020 in the amount of $25,000 in USAC common stock, restricted under Rule 144, for 2019 and 2020 or as circumstances otherwise permit.

Compensation Committee Report

We, as members of the Compensation Committee of the Board of Directors, have reviewed the foregoing Compensation Discussion and Analysis. Based upon our independent review and discussions with management, we recommend that the Board of Directors accept this report and that the Compensation Discussion and Analysis of 2019 be included in the 2020 Proxy Statement for filing with the U.S. Securities and Exchange Commission.

2019 COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS

Craig W. Thomas, Chairman
Jeffrey D. Wright
Blaise Aguirre
___________________________

OTHER GOVERNANCE MATTERS
___________________________

Code of Business and Ethical Conduct

We have adopted a corporate Code of Business and Ethical Conduct which was administered by our President/CEO, John C. Lawrence until he passed away in June 2020. We believe our Code of Business and Ethical Conduct is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our Code of Business and Ethical Conduct provides written standards that are reasonably designed to deter wrongdoing and to promote:

●
Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●
Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

●
Compliance with applicable governmental laws, rules and regulations;

●
The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

●
Accountability for adherence to the code.

Our Code of Business and Ethical Conduct is available on our web site at www.usantimony.com. A copy of the Code of Business and Ethical Conduct will be provided to any person without charge upon written request to us at our executive offices: United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. We intend to disclose any waiver from a provision of our code of ethics that applies to any of the following officers: our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our code of ethics on our website. No waivers were granted from the requirements of our Code of Business and Ethical Conduct during the year ended December 31, 2018, or during the subsequent period from January 1, 2019 through the date of this proxy statement.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.
  ___________________________

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
  ___________________________

Described below are transactions during the last two years to which we are a party and in which any director, executive officer or beneficial owner of five percent (5%) or more of any class of our voting securities or relatives of our directors, executive officers or five percent (5%) beneficial owners has a direct or indirect material interest.

In March 2016, the Company issued the Board members 550,000 shares of the Company’s common stock at $0.25 per share for services performed in 2015 with a value of $137,500.

In December of 2016, the Company issued Daniel Parks, the Company’s Chief Financial Officer, 200,000 shares of the Company’s common stock valued at $54,000 to retain his services for a two year period. As part of the agreement, Mr. Parks’ hours worked and normal compensation was reduced.

During 2016, the Company awarded, but did not issue, common stock with a value at December 31, 2016, of $168,750 to its Board of Directors as compensation for their services as directors. In connection with the issuances, the Company recorded $168,750 in director compensation expense. In March of 2017, at a price of $0.40 per share, the directors were issued 421,875 shares for 2016.

On December 31, 2017, the Company awarded shares of unregistered common stock to be paid to its directors for services during 2017, having a fair value of $175,000, based on the stock price at the date declared. The stock has not been issued as of April 2, 2018.

The Company’s former President and Chairman, John Lawrence, rented equipment to the Company and charged the Company for lodging and meals provided to consultants, customers and other parties by an entity that Mr. Lawrence owned. The amount due to Mr. Lawrence as of December 31, 2018 and 2017 was $93,567 and $22,668, respectively. Expenses paid to Mr. Lawrence for the years ended December 31, 2018 and 2017 were $9,634 and $13,603, respectively.

   ___________________________

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT5
  ___________________________

The following table sets forth information regarding beneficial ownership of our common stock as of November 27, 2020, by (i) each person who is known by us to beneficially own more than 5% of our Series B, C, and D preferred stock or common stock; (ii) each of our executive officers and directors; and (iii) all of our executive officers and directors as a group. Unless otherwise stated, each person's address is c/o United States Antimony Corporation, P.O. Box 643, 47 Cox Gulch, Thompson Falls, Montana 59873.

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class (1)	Percent of all Voting Stock
Common Stock	Reed Family Limited Partnership 328 Adams Street Milton, MA 02186	4,018,335	5.89%	5.80%
Common Stock	The Dugan Family c/o A.W. Dugan 1415 Louisana Street, Suite 3100 Houston, TX 77002	6,362,927(3)	9.33%	9.19%
Series B Preferred	Excel Mineral Company P.O. Box 3800 Santa Barbara, CA 93130	750,000(5)	100.00%	N/A
Series C Preferred	Richard A. Woods 59 Penn Circle West Penn Plaza Apts. Pittsburgh, PA 15206	48,305(4)	27.10%	*
Series C Preferred	Dr. Warren A. Evans 69 Ponfret Landing Road Brooklyn, CT 06234	32,203(4)	18.10%	*
Series C Preferred	Edward Robinson 1007 Spruce Street, 1st floor Philadelphia, PA 19107	32,203(4)	18.10%	*
Series C Preferred	All Series C Preferred Shareholders as a Group	177,904(4)	100.00%	*
	John C. Lawrence	4,498,181(2)	62.07%	6.52%
	Russell Lawrence	353,179	4.92%	*
	Hart Baitis	339,254	4.72%	*
	Gary Babbitt	377,060	5.25%	*
Common Stock	Whitney Ferer	268,074	3.75%	*
	Jeffrey Wright	235,804	3.30%	*
	Mathew Keane	10,300	0.14%	*
	Daniel Parks	464,500	6.45%	*
	Craig Thomas	555,367	9.40%	*
Common Stock	All Directors and Executive Officers as a Group	7,052,719	100.00%	10.45%
	John C. Lawrence	1,590,672(4)	90.80%	2.33%
Series D Preferred	Leo Jackson	102,000	5.80%	*
	Gary Babbitt	58,333	3.40%	*
Series D Preferred	All Series D Preferred Shareholders as a Group	1,751,005(4)	100.00%	2.52%
	All Directors and Executive Officers as a Group	7,052,719(2)	78.38%	9.16%
Common Stock and Preferred Stock w/ voting rights		-	-	-
	All preferred Shareholders that are officers or directors	1,751,005(4)	21.62%	2.52%
Common and Preferred Voting Stock	All Directors and Executive Officers as a Group	8,803,254	100.00%	12.86%

(1)
Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of April 1, 2019, are deemed outstanding for computing the percentage of the person holding options or warrants but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 67,427,171 shares of common stock, 750,000 shares of Series B Preferred Stock, 177,904 shares of Series C Preferred Stock, and 1,751,005 shares of Series D Preferred Stock outstanding on April 1, 2019. Total voting stock of 70,356,080 shares is a total of all the common stock issued, and all of the Series C and Series D Preferred Stock outstanding at April 1, 2019.

(2)
Includes 4,031,107 shares of common stock and 250,000 stock purchase warrants.

(3)
Includes shares owned by the estate of Al W. Dugan and shares owned by companies owned and controlled by the estate of Al W. Dugan. Excludes 183,333 shares owned by Lydia Dugan as to which the estate of Mr. Dugan disclaims beneficial ownership.

(4)
The outstanding Series C and Series D preferred shares carry voting rights equal to the same number of shares of common stock.

(5)
The outstanding Series B preferred shares carry voting rights only if the Company is in default in the payment of declared dividends. The Board of Directors has not declared any dividends as due and payable for the Series B preferred stock.

5 NTD: To be confirmed by issuer direct.

  ___________________________

PROPOSAL 2 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
  ___________________________

What am I voting on?

The Board of Directors and the Audit Committee have selected DeCoria, Maichel & Teague P.S. as our independent auditor for the year ending December 31, 2019 and that selection is being submitted to shareholders for ratification. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of DeCoria, Maichel & Teague P.S. to our shareholder for ratification as a matter of good corporate practice. If the selection is not ratified, the Board will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of USAC and our shareholders. DeCoria, Maichel & Teague P.S. served as our independent auditor for the year ended December 31, 2019.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of DeCoria, Maichel & Teague P.S. as our independent auditor for 2019

Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by DeCoria, Maichel & Teague P.S. for professional services rendered for the fiscal years ended December 31, 2019 and 2018.

	2019	2018
Audit Fees	$135,830	$116,716
Tax Fees	$4,498	$12,465
Other Fees	--	--
Totals	$135,328	$117,981

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.

Audit-Related Fees

There were no other fees billed by DeCoria, Maichel & Teague P.S. during the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees" above.

The Audit Committee of the Board of Directors determined that all of the services performed by DeCoria, Maichel & Teague P.S. in fiscal year 2019 were not incompatible with DeCoria, Maichel & Teague P.S. maintaining its independence.

___________________________

PROPOSAL 3 – ADOPTION OF FOURTH AMENDED AND RESTATED ARTICLES OF INCORPORATION
___________________________

What am I voting on?

Shareholders of the Company are asked to approve and vote FOR the adoption of the Restated Articles to, among other things, increase the authorized shares of the Company’s Common Stock. The following description is qualified in its entirety by reference to the text of the Restated Articles, which are attached hereto.

As of the date of this Proxy Statement, the total authorized Capital Stock of the Company includes a total of (i) 90,000,000 shares of Common Stock, of which 75,949,757 and 69,661,436 are issued and outstanding, respectively and (ii) 10,000,000 shares of Preferred Stock, of which: (a) 4,500 shares are designated as Series A Preferred Stock, of which 0 shares are issued and outstanding (b) 750,000 shares are designated as Series B Preferred Stock , of which 750,000 shares are issued and outstanding, (c) 177,904 shares are designed as Series C Preferred Stock, of which 177,904 are issued and outstanding, and (d) 2,500,00 shares are designed as Series D Preferred Stock, of which 1,751,005 are issued and outstanding.

On October 8, 2020, the Board of Directors unanimously voted to increase the number of authorized shares of Common Stock from 90,000,000 to 150,000,000 (the “Proposed Common Stock Increase”). The Board of Directors believes that it is in the best interest of the Company to consider an offering of Company securities in order to fund its existing obligations and to continue to operate its business, and the Proposed Common Stock Increase is required in order to accommodate a future offering.

If approved by the Shareholders, we intend to file the Restated Articles with the Secretary of State of the State of Montana promptly following the Meeting.
  ___________________________

SHAREHOLDER PROPOSALS
  ___________________________

Proposals of shareholders intended to be presented at our annual meeting to be held in 2021 must be received by us no later than December 11, 2020 to be considered for inclusion in the proxy materials and form of proxy relating to that meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

BY ORDER OF THE BOARD OF DIRECTORS

John Gustavsen,
Interim Chief Executive Officer

Thompson Falls, Montana
December 7, 2020

REVOCABLE PROXY
UNITED STATES ANTIMONY CORPORATION
ANNUAL MEETING OF SHAREHOLDERS

December 7, 2020

The undersigned hereby appoints John Gustavsen with full powers of substitution to act as attorney and proxy for the undersigned, to vote all shares of common stock of United States Antimony Corporation (“USAC”) which the undersigned is entitled to vote at the annual meeting of shareholders, to be held via teleconference on December 30, 2020, at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated.

		FOR	VOTE WITHHELD
1.
The election as director of the nominees listed below
(except as marked to the contrary below)

Harmut W. Baitis
Russell C. Lawrence
Craig W. Thomas
Blaise Aguirre
Note: shareholders have the discretionary authority to cumulate votes unless a different distribution of votes is indicated by marking after the nominee’s name.
		[ ]	[ ]
		FOR	ABSTAIN	AGAINST
2.	The ratification of the selection of DeCoria, Maichel & Teague, P.S. as the independent auditor for the year ending December 31, 2019.	[ ]	[ ]	[ ]
		FOR	ABSTAIN	AGAINST
3.	The adoption of the Second Amended and Restated Articles of Incorporation of the Company.	[ ]	[ ]	[ ]
This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder

If any other business is presented at the annual meeting, the proxies will vote your shares in accordance with the directors’ recommendations.  At the present time, the Board of Directors knows of no other business to be presented at the annual meeting.  This proxy card also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and on matters incident to the conduct of the annual meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of USAC at the annual meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from USAC prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated December 7, 2020.

Dated:                       , 2020

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the enclosed card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, OR FAX TO 406-827-3543.